THE RBB FUND, INC.

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

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Supplement dated September 30, 2026

to the Prospectus dated December 31, 2025

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This supplement serves as notification of the following change:

1. Effective immediately, the “Shareholder Information – Redemption of Portfolio Shares – Other Redemption Information” section of the Prospectus is amended by adding the following:

Each Portfolio reserves the right to pay shareholders redeeming large amounts with, in whole or in part, securities instead of cash in certain circumstances. Distribution in-kind redemptions are taxable to shareholders in the same manner as cash redemptions, generally resulting in capital gain or loss subject to certain loss limitation rules. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and will bear any market risks associated with such securities until they are converted into cash.

Capitalized terms used and not otherwise defined in this Supplement have the meaning given them in the Prospectus.

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Please retain this supplement for your reference.

THE RBB FUND, INC.

Matson Money U.S. Equity VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money Fixed Income VI Portfolio

(each a “Portfolio”)

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Supplement dated September 30, 2026

to the Statement of Additional Information (“SAI”) dated December 31, 2025

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This supplement serves as notification of the following change:

1.	ReFlow Liquidity Program

Effective immediately, each Portfolio may participate in the ReFlow Fund, LLC liquidity program. Accordingly, the “Purchase and Redemption Information” section in the SAI is amended with the following information:

Liquidity Program

Each Portfolio may participate in the ReFlow, LLC (“ReFlow”) liquidity program, which is designed to provide a liquidity source for mutual funds experiencing net redemptions of their shares. In order to pay cash to shareowners who redeem their shares on a given day, a Portfolio typically must hold cash in its portfolio or liquidate portfolio securities, which imposes certain costs on a Portfolio. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a Portfolio equal to the amount of the Portfolio’s net redemptions on a given day. In return for this service, the Portfolio will pay a fee to ReFlow at a rate determined by a daily “Dutch auction” with other participating mutual funds seeking liquidity that day. The current minimum fee rate (which is subject to change) is 0.14% of the value of the fund shares purchased by ReFlow, although the Portfolio may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Portfolio shareholders. The costs to a Portfolio for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the costs of selling portfolio securities to meet redemptions. A Portfolio is not guaranteed to receive cash from ReFlow on any given day as allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds.

ReFlow’s purchases of Portfolio shares through the liquidity program are made on an investment-blind basis without regard to a Portfolio’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Portfolio. While ReFlow holds Portfolio shares, it will have the same rights and privileges with respect to those shares as any other shareowner. ReFlow will periodically redeem its entire share position in a Portfolio and may request that such redemption be met in kind in accordance with the Portfolio’s in-kind redemption policies. Purchases and redemptions of a Portfolio’s shares by ReFlow in connection with the ReFlow liquidity program are not considered excessive short-term trading under the Company’s policy regarding excessive trading practices.

In addition, the “Disclosure of Portfolio Holdings” section in the SAI is amended to include ReFlow among the third-party service providers that may receive information about a Portfolio’s portfolio holdings that is not publicly available.

Capitalized terms used and not otherwise defined in this Supplement have the meaning given them in the SAI.

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Please retain this supplement for your reference.